                                                                    EXHIBIT 24.1

                                 POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Douglas J. Burgum, Terri F. Zimmerman and Michael A. Slette, with full power to each to act without the other, his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 of Great Plains Software, Inc. (the "Company") relating to the sale of shares of the Company's Common Stock that may be sold by certain shareholders of record of the Company, namely, GS Capital Partners, L.P., Bridge Street Fund 1994, L.P. and Stone Street Fund 1994, L.P. and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

Signature                                             Date
---------                                             ----

                                                  March   , 1998
-------------------------------                         --
Douglas J. Burgum

/s/ Bradley J. Burgum                             March 16, 1998
-------------------------------                         --
Bradley J. Burgum

                                                  March   , 1998
-------------------------------                         --
Frederick W. Burgum

                                                  March   , 1998
-------------------------------                         --
William  V. Campbell

/s/ Raymond F. Good                               March 17, 1998
-------------------------------                         --
Raymond F. Good

                                                  March   , 1998
-------------------------------                         --
Sanjeev K. Mehra

/s/ J.A. Heidi Roizen                             March 16, 1998
-------------------------------                         --
J.A. Heidi Roizen

                                                  March   , 1998
-------------------------------                         --
Joseph S. Tibbets, Jr.

                                                  March   , 1998
-------------------------------                         --
Terri F. Zimmerman

                                 POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that I, FREDERICK W. BURGUM hereby constitute and appoint Douglas J. Burgum and Terri F. Zimmerman and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to execute and file with the Securities and Exchange Commission a Registration Statement on Form S-1 to register under the Securities Act of 1933 shares of Common Stock of Great Plains Software, Inc. presently owned by Goldman, Sachs & Co., granting unto said attorneys-in-fact and each of them, or their substitutes, full power and authority to execute and file all amendments thereto (including post-effective amendments), and such other documents in connection therewith as such attorneys-in-fact, or any of them, may deem necessary or advisable for the purpose of effecting the registration under the Securities Act of such shares.



Dated:  3-16    , 1998                     /s/ Frederick W. Burgum
      ---------                            -------------------------------
                                           (Signature)

State of  North Dakota         )
         --------------
                         )ss
County  Cass                   )
       ----------------

     On this 16 day of March, 1998, before me, a notary public, within and for said county and state, personally appeared Frederick W. Burgum, known to me to be a Director of Great Plains Software, Inc. and the person described in and who executed the within and foregoing instrument, and acknowledged that he/she executed the same.



                                           Scott D. Kroeger
                                           -------------------------------
                                           Notary Public

                                           My commision expires: 5-12-01

                                               [notarial stamp]